                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             3dfx Interactive, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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                                  [3dfx LOGO]


                                 April 30, 1999


                    IMPORTANT REMINDER - YOUR VOTE IS NEEDED


Dear 3dfx Interactive Shareholder:


You recently received a proxy statement requesting your vote on the merger of STB Systems, Inc. and 3dfx Interactive, Inc. and other important proposals. Our records indicate that we have not received your proxy. Today's Special Meeting of Shareholders has been adjourned until Wednesday May 12, 1999 at 1:00 p.m. (California time) at the principal offices of 3dfx Interactive at 4435 Fortran Drive, San Jose, California 95134.

At that time, the meeting will be reconvened to vote on the proposals described in our Joint Proxy Statement/Prospectus dated April 19, 1999.

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY TO SAVE THE COMPANY THE TIME AND EXPENSE OF ADDITIONAL SOLICITING.

For reasons explained in the Joint Proxy Statement/Prospectus previously sent to you, the Board of Directors of 3dfx Interactive encourages you to vote FOR each of these proposals. In order to approve the merger, a vote of 50% of the outstanding 3dfx Interactive shares is required. YOUR VOTE IS IMPORTANT.

TO SAVE YOU TIME AND EFFORT, WE ARE OFFERING A CONVENIENT WAY TO VOTE YOUR SHARES BY TELEPHONE. SIMPLY CALL THE TOLL FREE NUMBER SHOWN ON YOUR VOTING INSTRUCTION FORM. THIS SERVICE IS AVAILABLE 24 HOURS A DAY AND ENSURES THAT YOUR VOTE IS CONFIRMED AND POSTED IMMEDIATELY. ALTERNATIVELY, YOU MAY BE ABLE TO VOTE BY THE INTERNET OR YOU MAY SIGN, DATE AND RETURN THE ENCLOSED DUPLICATE PROXY IN THE POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

If you have any questions, or need another copy of the proxy materials or need assistance in voting your shares, please contact David Zacarias of 3dfx Interactive at 408-935-4400.

                                        Sincerely,


                                        /s/ L. GREGORY BALLARD
                                        -------------------------------------
                                        L. Gregory Ballard
                                        President and Chief Executive Officer